EXHIBIT 1
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               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of June 3, 2002


                                   ENDICOTT PARTNERS, L.P.


                                   By:  W.R. Endicott, L.L.C.,
                                        its general partner


                                   By:  /s/ Wayne K. Goldstein
                                        ---------------------------------------
                                        Name:   Wayne K. Goldstein
                                        Title:  Managing Member


                                   ENDICOTT PARTNERS II, L.P.


                                   By:  W.R. Endicott, L.L.C.,
                                        its general partner


                                   By:  /s/ Wayne K. Goldstein
                                        ---------------------------------------
                                        Name:   Wayne K. Goldstein
                                        Title:  Managing Member


                                   W.R. ENDICOTT, L.L.C.


                                   By:  /s/ Wayne K. Goldstein
                                        ---------------------------------------
                                        Name:   Wayne K. Goldstein
                                        Title:  Managing Member

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                                   ENDICOTT OFFSHORE INVESTORS, LTD.


                                   By:  /s/ Robert I. Usdan
                                        ---------------------------------------
                                        Name:   Robert I. Usdan
                                        Title:  Director


                                   ENDICOTT MANAGEMENT CO.


                                   By:  /s/ Wayne K. Goldstein
                                        ---------------------------------------
                                        Name:   Wayne K. Goldstein
                                        Title:  Co-President


                                   /s/ Wayne K. Goldstein
                                   --------------------------------------------
                                   Wayne K. Goldstein


                                   /s/ Robert I. Usdan
                                   --------------------------------------------
                                   Robert I. Usdan